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                                                                   EXHIBIT 10.05

                                 HOLOGIC, INC.
                    2000 ACQUISITION EQUITY INCENTIVE PLAN
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Section 1.  Purpose
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       The purpose of the Hologic, Inc. 2000 Acquisition Equity Incentive Plan
(the "Plan") is to attract and retain (a) employees, consultants and advisors, of newly acquired businesses who have been or are being hired as employees, consultants or advisors of Hologic, Inc., or any of its consolidated subsidiaries (collectively, the "Company"), and (b) employees, consultants and advisors, of the Company who have or are anticipated to provide significant assistance in connection with the acquisition of a newly acquired business or its integration with the Company, and to provide such persons an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company.

Section 2.  Definitions
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(a)  "Affiliate" means any business entity which is included in the Hologic,
     Inc. consolidated group for financial reporting purposes in accordance with U.S. general accepted accounting principles as then in effect.

(b) "Award" means any Option, Stock Appreciation Right, Performance or Award Share, or Restricted Stock awarded under the Plan.

(c) "Award Share" means a share of Common Stock awarded to a Participant without payment therefor.

(d)  "Board" means the Board of Directors of the Company.

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(f) "Committee" means the Compensation or Stock Option Committee of the Board, or such other committee of the Board appointed by the Board to administer the Plan.

(g) "Common Stock" or "Stock" means the Common Stock, par value $.01 per share, of the Company.

(h)  "Company" means Hologic, Inc.

(i) "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

(j) "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

(k) "Nonqualified Stock Option" means an option to purchase shares of Common Stock, awarded to a Participant under Section 6, which is not intended to comply as an incentive stock option under Section 422 of the Code or any successor provision.

(l)  "Option" means a Nonqualified Stock Option.

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(m)  "Participant" means a person eligible pursuant to Section 4 hereof and selected by the Board to receive an Award under the Plan.

(n) "Performance Cycle" or "Cycle" means the period of time selected by the Board during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

(o) "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals, awarded to a Participant under Section 8.

(p) "Restricted Period" means the period of time selected by the Board during which an award of Restricted Stock may be forfeited to the Company.

(q) "Restricted Stock" means shares of Common Stock subject to forfeiture, awarded to a Participant under Section 9.

(r) "Stock Appreciation Right" or "SAR" means a right to receive any excess in value of shares of Common Stock over the exercise price, awarded to a Participant under Section 7.

(s) "Stock Unit" means an award of Common Stock and/or other rights granted as units that are valued in whole or in part by reference to, or otherwise based on, the value of Common Stock, awarded to a Participant under Section 10.


Section 3.  Administration
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       The Plan shall be administered by the Board or the Committee, at the discretion of the Board. The Board shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Board's decisions shall be final and binding. To the extent permitted by applicable law, the Board may delegate to the Committee the power to make Awards to Participants and all determinations under the Plan with respect thereto.

Section 4.  Eligibility
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(a)    Except as set forth in subsection 4(b), any (i) employees, consultants or advisors, of a newly acquired business who have been or are being hired as employees, consultants or advisors of the Company or (ii) employees, consultants or advisors, of the Company who have or are anticipated to provide significant assistance in connection with the acquisition of a newly acquired business or its integration with the Company, all as determined by the Board or the Committee, as applicable, are eligible to participate in the Plan.

(b) Notwithstanding the foregoing, no officers or directors of Hologic, Inc. shall be eligible to receive an Award under the Plan, except for an officer who is being granted an Award as an inducement essential to the individual's entering into the employment of the Company.

Section 5.  Stock Available for Awards
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(a)  A maximum of 1,000,000 shares of Common Stock may be issued under this
     Plan. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including without limitation the surrender of shares in payment for the Award or any tax obligation thereon, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption

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     or substitution of outstanding grants from an acquired Company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) In the event that the Board determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.


Section 6.  Stock Options
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(a)  Subject to the provisions of the Plan, the Board may award Nonqualified
     Stock Options and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option.

(b) The Board shall establish the option price at the time each Option is awarded.

(c) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(d) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Board at or after the award of the Option, by delivery of a note or shares of Common Stock owned by the optionholder, including Restricted Stock, valued at their Fair Market Value on the date of delivery, by the reduction of the shares of Common Stock that the optionholder would be entitled to receive upon exercise of the Option, such shares to be valued at their Fair Market Value on the date of exercise, less their option price (a so-called "cashless exercise"), or such other lawful consideration as the Board may determine. In addition, an optionholder may engage in a successive exchange (or series of exchanges) in which the shares of Common Stock that such optionholder is entitled to receive upon the exercise of an Option may be simultaneously utilized as payment for the exercise of an additional Option or Options.

(e) The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of an Option for up to the number of shares so delivered.

Section 7.  Stock Appreciation Rights
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      Subject to the provisions of the Plan, the Board may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised.

Section 8.  Performance Shares
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(a)  Subject to the provisions of the Plan, the Board may award Performance
     Shares and determine the number of such shares for each Performance Cycle and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The payment value of Performance Shares shall be equal to the Fair Market Value of the Common Stock on the date the Performance Shares are earned or, in the discretion of the Board, on the date the Board determines that the Performance Shares have been earned.

(b) The Board shall establish performance goals for each Cycle, for the purpose of determining the extent to which Performance Shares awarded for such Cycle are earned, on the basis of such criteria and to accomplish such objectives as the Board may from time to time select. During any Cycle, the Board may adjust the performance goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Board may determine.

(c) As soon as practicable after the end of a Performance Cycle, the Board shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established performance goals. The payment values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable thereafter. The Board shall determine, at or after the time of award, whether payment values will be settled in whole or in part in cash or other property, including Common Stock or Awards.

Section 9.  Restricted Stock
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(a)  Subject to the provisions of the Plan, the Board may award shares of
     Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law.

(b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

Section 10.  Stock Units
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(a)  Subject to the provisions of the Plan, the Board may award Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as the Board shall determine.

(b) Shares of Common Stock awarded in connection with a Stock Unit Award shall be issued for no cash consideration or such minimum consideration as may be required by applicable law. Such shares of Common Stock may be designated as Award Shares by the Board.

Section 11.   General Provisions Applicable to Awards
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(a)  Documentation.  Each Award under the Plan shall be evidenced by a writing
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     delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

(b)  Board Discretion.  Each type of Award may be made alone, in addition to or
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     in relation to any other type of Award.  The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter. Without limiting the foregoing, an Award may be made by the Board, in its discretion, to any 401(k), savings, pension, profit sharing or other similar plan of the Company in lieu of or in addition to any cash or other property contributed or to be contributed to such plan.

(c)  Settlement.  The Board shall determine whether Awards are settled in whole
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     or in part in cash, Common Stock, other securities of the Company, Awards or other property. The Board may permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Common Stock.

(d)  Dividends and Cash Awards.  In the discretion of the Board, any Award under
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     the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and
     (ii) cash payments in lieu of or in addition to an Award.

(e)  Termination of Employment.  The Board shall determine the effect on an
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     Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

(f)  Change in Control.  In order to preserve a Participant's rights under an
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     Award in the event of a change in control of the Company, the Board in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award,
     (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Board to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Board may consider equitable and in the best interests of the Company.

(g)  Withholding.  The Participant shall pay to the Company, or make provision
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     satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

(h)  Amendment of Award.  The Board may amend, modify or terminate any
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     outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization, provided that the Participant's consent to such action shall be

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     required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

Section 12.  Miscellaneous
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(a)  No Right To Employment.  No person shall have any claim or right to be
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     granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)  No Rights As Shareholder.  Subject to the provisions of the applicable
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     Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

(c)  Effective Date. The Plan shall be effective on September 19, 2000.
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(d)  Amendment of Plan.  The Board may amend, suspend or terminate the Plan or
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     any portion thereof at any time.

(e)  Governing Law.  The provisions of the Plan shall be governed by and
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     interpreted in accordance with the laws of the State of Delaware.

(f)  Indemnity.  Neither the Board nor the Committee, nor any members of either,
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     nor any employees of the Company or any parent, subsidiary, or other affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

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